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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      October 2, 2000 (September 29, 2000)

                       Corrections Corporation of America
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             (Exact name of registrant as specified in its charter)

           Maryland                      0-25245                62-1763875
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)

              10 Burton Hills Boulevard, Nashville, Tennessee 37215
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (615) 263-3000

                            Prison Realty Trust, Inc.
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        10 Burton Hills Boulevard, Suite 100, Nashville, Tennessee 37215
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          (Former name or former address, if changed since last report)


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

PRISON REALTY COMPLETES MERGER WITH CCA.

         Effective October 1, 2000, Prison Realty Trust, Inc., a Maryland corporation (the "Company"), completed a merger (the "Merger") with its primary tenant, Corrections Corporation of America, a Tennessee corporation ("CCA"), pursuant to the terms of an Agreement and Plan of Merger, dated June 30, 2000, by and among the Company, a wholly-owned subsidiary of the Company, and CCA (the "Agreement and Plan of Merger"). In the Merger, CCA merged with and into a wholly-owned subsidiary of the Company, with the subsidiary being the surviving corporation. Pursuant to the terms of the Agreement and Plan of Merger, the Company will issue approximately 7,386,269 shares of its common stock to the holders of CCA common stock at the time of the completion of the Merger. The Agreement and Plan of Merger has been previously filed by the Company with the Securities and Exchange Commission (the "Commission") as Exhibit 2.1 to its Current Report on Form 8-K filed with the Commission on July 3, 2000 and is incorporated herein in its entirety.

         In connection with the completion of the Merger, the Company amended its charter to, among other things, remove provisions relating to the Company's qualification as a real estate investment trust, or REIT, for federal income tax purposes commencing with its 2000 taxable year and to change its name to "Corrections Corporation of America." The Company and its wholly-owned subsidiary will operate collectively under the "Corrections Corporation of America" name. The Articles of Amendment and Restatement of the Charter of the Company (the "Amended and Restated Charter") as filed with the State of Maryland is filed herewith as Exhibit 3.1 and is incorporated herein in its entirety.

         Immediately prior to the completion of the Merger, the Company purchased all of the shares of common stock of CCA held by the Baron Asset Fund ("Baron") and Sodexho Alliance, S.A., the holders of approximately 34% of the outstanding common stock of CCA, for an aggregate of $16,000,000 in non-cash consideration consisting of 11,347,518 shares of the Company's common stock. In addition, the Company issued Baron warrants to purchase 1,418,440 shares of the Company's common stock at an exercise price of $0.01 per share and warrants to purchase 709,220 shares of the Company's common stock at an exercise price of $1.41 per share in consideration for Baron's consent to the Merger. Also immediately prior to the Merger, the Company's purchased an aggregate of 100,000 shares of CCA common stock for $200,000 cash from D. Robert Crants, III and Michael W. Devlin, former executive officers and directors of the Company, pursuant to the terms of severance agreements between the Company and Messrs. Crants, III and Devlin. The cash proceeds from the purchase of the shares of CCA common stock from Messrs. Crants, III and Devlin were used to immediately repay a like portion of amounts outstanding under loans previously granted to Messrs. Crants, III and Devlin by the Company. The Company also purchased 300,000 shares of CCA common stock held by Doctor R. Crants, the former chief executive officer of the Company and CCA, for $600,000 cash. The shares of CCA common stock held by Crants were previously purchased by Crants from Messrs. Crants, III and Devlin. The cash proceeds from the purchase of the shares of


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CCA common stock from Crants were used to immediately repay a $600,000 loan previously granted to Crants by Prison Management Services, Inc.

         The press release issued by the Company on October 2, 2000 with respect to the completion of the Merger is filed herewith as Exhibit 99.1 and is incorporated herein in its entirety. As set forth in the press release, the Company's common stock will continue to trade on the New York Stock Exchange (the "NYSE") under the symbol "CXW," and the Company's preferred securities will trade on the NYSE under the symbols "CXW PrA" and "CXW PrB," respectively.

ITEM 5. OTHER EVENTS.

CONVERSION PRICE OF SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK DURING INITIAL CONVERSION PERIOD.

        The shares of the Company's previously issued Series B Cumulative Convertible Preferred Stock (the "Series B Convertible Preferred Stock") are convertible, at the option of the holder, into shares of the Company's common stock during two separate conversion periods: (i) from Monday, October 2, 2000 to Friday, October 13, 2000; and (ii) from Thursday, December 7, 2000 to Monday, December 20, 2000, at a conversion price based on the average closing price of Prison Realty's common stock on the NYSE during the 10 trading days prior to the first day of each applicable conversion period; provided, however, that the conversion price used to determine the number of shares of the Company's common stock issuable upon conversion of the Series B Convertible Preferred Stock shall not be not less than $1.00. Each share of Series B Preferred Stock will be convertible into such number of shares of Company common stock equal to the quotient obtained by dividing $24.46 plus all accrued and unpaid dividends as of the date of conversion (the stated price of each share of Series B Preferred Stock) by the average closing price of the Company's common stock established for the conversion period. With respect to the initial conversion period beginning on October 2, 2000, the average closing price of the Company's common stock established for the conversion period is $1.4813. Accordingly, each share of Series B Convertible Preferred Stock is convertible into approximately 16.6 shares of Company common stock during the initial conversion period.

        The terms of the Series B Convertible Preferred Stock can be found in the Amended and Restated Charter of the Company filed herewith as Exhibit 3.1. The press releases issued by the Company on October 2, 2000 with respect to the conversion price of the Series B Convertible Preferred Stock for the initial conversion period are filed herewith as Exhibits 99.2 and 99.3 and are incorporated herein in their entirety.

FORWARD LOOKING STATEMENTS.

        This Form 8-K contains forward-looking statements within the meaning of
Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Actual results could differ materially from those as set forth in the forward-looking statements.


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ITEM 7(C).  EXHIBITS.

The following exhibits are filed as part of this Current Report:

Exhibit
Number         Description of Exhibits
------         -----------------------

3.1      Articles of Amendment and Restatement of the Company.

99.1 Company press release, dated October 2, 2000, announcing the completion of the Merger.

99.2 Company press release, dated October 2, 2000, announcing the conversion price of the Series B Convertible Preferred Stock during the initial conversion period.

99.3 Company press release, dated October 2, 2000, announcing an adjustment to the conversion price of the Series B Convertible Preferred Stock during the initial conversion period.






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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 2, 2000              CORRECTIONS CORPORATION OF AMERICA
                                   (FORMERLY PRISON REALTY TRUST, INC.)



                                  By: /s/ John D. Ferguson
                                      ------------------------------------------
                                  Its: Chief Executive Officer, President and
                                       Chief Financial Officer










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                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibits
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3.1      Articles of Amendment and Restatement to the Charter of Prison Realty
         Trust, Inc. (the "Company").

99.1 Company press release, dated October 2, 2000, announcing the completion of the merger of the Company.

99.2 Company press release, dated October 2, 2000, announcing the conversion price of the Series B Cumulative Convertible Preferred Stock during the initial conversion period.

99.3 Company press release, dated October 2, 2000, announcing an adjustment to the conversion price of the Series B Convertible Preferred Stock during the initial conversion period.
















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